                                                                   EXHIBIT 10.26

                                 REVOLVING NOTE


$15,000,000.00                                                February 24, 1999


         FOR VALUE RECEIVED, the undersigned, STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK (the "Lender"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to Fifteen Million and 00/100 Dollars ($15,000,000.00), or, if less, the aggregate unpaid principal amount of all Revolving Loans disbursed by the Lender under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Credit Agreement.

         This Revolving Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement of dated as of February __, 1999 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement"), by and between the Borrower, the Guarantors party thereto, the Lender and the other financial institutions party thereto and First Union National Bank as Agent and the other Credit Documents referenced therein. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Revolving Note, the determination of the interest rate borne by and fees payable in respect of this Revolving Note, acceleration of the payment of this Revolving Note upon the happening of certain stated events and the mandatory repayment of this Revolving Note under certain circumstances.

         The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys, fees, if any part of this Revolving Note, principal or interest, is collected after maturity with the aid of an attorney.

         Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

         THIS REVOLVING CREDIT NOTE IS MADE AND DELIVERED IN THE STATE OF FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be executed under seal by its duly authorized officers as of the day and year first above written.


                                         STERILE RECOVERIES, INC.



                                         By: /S/ JAMES T. BOOSALES
                                            -----------------------------------
                                         Name:   James T. Boosales
                                              ---------------------------------
                                         Title:  EVP
                                               --------------------------------